UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

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PLx Pharma Winddown Corp.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-36351 (Commission File Number)	46-4995704 (IRS Employer Identification No.)

8 The Green, Suite 11895 Dover, Delaware (Address of Principal Executive Offices)		07871 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 381-7408

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registere
Common Stock, $0.001 par value	PLXPQ	N/A

*Our Common Stock trades on the OTC Expert Market maintained by the OTC Markets Group, Inc. under the symbol “PLXPQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on April 13, 2023 (the “Petition Date”), PLx Pharma Winddown Corp. (formerly known as PLx Pharma Inc.) (the “Company”) and its wholly-owned subsidiary, PLx Opco Winddown Corp. (formerly known as PLx Opco Inc.) (together with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re PLx Pharma Winddown Corp., et al., Case No. 23-10456 (the “Chapter 11 Cases”).

Confirmation of the Plan

As previously disclosed, on July 7, 2023 the Debtors filed a proposed Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation [Docket No. 192] (the “Original Plan”) describing the plan of liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. On July 26, 2023, the Company filed its First Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation [Docket No. 218] (the “Combined Disclosure Statement and Plan” and, when the respective documents therein are referred to separately, each the “Disclosure Statement” and “Plan”) with the Bankruptcy Court, which included certain modifications to the Original Plan. On July 28, 2023, the Bankruptcy Court entered an order [Docket No. 224] that, among other things, approved the Disclosure Statement on an interim basis for solicitation purposes only.

On September 14, 2023, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Approving the Debtors’ Disclosure Statement on a Final Basis and Confirming the Debtors’ Joint Chapter 11 Plan of Liquidation [Docket No. 279] (the “Confirmation Order”), which approved the Disclosure Statement on a final basis and confirmed the Plan, subject to certain modifications filed on September 11, 2023 [Docket No. 267]. The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied or waived (the “Effective Date”).

Summary of the Plan

The following is a summary of the material terms of the Plan as confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Combined Disclosure Statement and Plan as an exhibit, attached hereto as Exhibit 2.1 and is incorporated herein by reference. Capitalized terms used herein that are not otherwise defined have the meaning ascribed to them in the Combined Disclosure Statement and Plan.

The Plan provides for the appointment of a Plan Administrator who will become the sole officer, director and/or responsible person for the Debtors after the Effective Date, and, among other things, take all steps and execute all instruments and documents necessary to make distributions to Holders of Allowed Claims in accordance with the terms of the Plan and, as set forth in the Plan Administrator Agreement, including, at a minimum, an interim distribution to unsecured creditors no later than the later of: (i) 75 days after the appointment of the Plan Administrator, or (ii) December 1, 2023 after setting aside, in consultation with the Consulting Parties, a reasonable reserve for any disputed claims that have not been resolved.

The Plan creates five classes of claims against and interests in the Debtors: claims in Class 1 (Secured Claims), Class 2 (Priority Non-Tax Claims), Class 3 (General Unsecured Claims), Class 4 (Subordinated Claims), and Class 5 (PLx Parent Interests). Claims in Class 1 and Class 2 are deemed unimpaired under the Plan and were conclusively presumed to have accepted the Plan without the solicitation of acceptances or rejections pursuant to section 1126(f) of the Bankruptcy Code. Holders of claims in Class 3 are impaired and were entitled to vote on the Plan, and Holders of claims in Classes 4 and 5 are impaired and were deemed to reject the Plan. Holders of Allowed Claims in Class 3 are the only class of creditors or interest holders who are anticipated to receive distributions under the Plan. Additionally, the Plan provides for the payment of Administrative Claims, Priority Tax Claims, and Professional Fee Claims. Certain reserves may be created by the Plan Administrator for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Plan and the wind down of the Debtors’ estates.

As of September 20, 2023, the Debtors had an estimated $7,795,689 in remaining assets and an estimated $12,590,687 of liabilities. This financial information has not been audited or reviewed by an independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results or recoveries.

Treatment of Company Stock

As of September 19, 2023 the Company had outstanding (i) 30,596,309 shares of common stock, $0.001 par value per share (the “Common Stock”), (ii) 9,756 shares of Series A convertible preferred stock, $0.001 par value per share, with a liquidation value of $1,000 per share (the “Series A Preferred”), and (iii) 2,000 shares of Series B convertible preferred stock, $0.001 par value per share, with a liquidation value of $1,000 per share (the “Series B Preferred” and, together with the Series A Preferred, the “Preferred Stock”). On or around the Effective Date, all Common Stock and Preferred Stock will be deemed cancelled and extinguished, and the Company will cease to be publicly traded. All rights and interests of the holders of any Common Stock or Preferred Stock in the Company will be terminated and those holders will not receive or retain any property or interest in the Debtors based on their holding of any Common Stock or Preferred Stock.

Item 8.01	Other Events.

On September 19, 2023, the Company and PLx Opco Winddown Corp. filed their monthly operating reports with the Bankruptcy Court for the period beginning August 1, 2023 and ending August 31, 2023 (the “Monthly Operating Reports”).

The Monthly Operating Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Common Stock in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to continue ordinary course operations during the Chapter 11 Cases, the value of the Company’s Common Stock, and the ability of holders of the Company’s Common Stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Findings of Fact, Conclusions of Law and Order Approving the Debtors’ Disclosure Statement on a Final Basis and Confirming the Debtors’ Joint Chapter 11 Plan of Liquidation entered September 14, 2023.

99.1	Monthly Operating Reports, for the period covering August 1, 2023 through August 31, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLx Pharma Winddown Corp.

Date: September 20, 2023	By:	/s/ John Halloran
John Halloran
Deputy Chief Restructuring Officer